SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

TECHNOLOGY PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Technology Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The fifth sentence in the first paragraph in the Principal Investment Strategies subsection is deleted and replaced with the following:

The Fund may invest up to 25% of its assets in companies focused on pharmaceuticals, medical technology equipment, biotechnology, genomics, proteomics, and healthcare services, which are considered by the Fund to be technology-related companies.